Exhibit 25
Statement of Eligibility on Form T-1 of U.S. Bank Trust National Association

     -----------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.

       300 East Delaware Avenue, 8/th/ Floor
       Wilmington, Delaware                                   19809
(Address of principal executive offices)                    (Zip Code)


                               Patrick J. Crowley
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2505
            (Name, address and telephone number of agent for service)

                     B.F. SAUL REAL ESTATE INVESTMENT TRUST

             (Exact name of Registrant as specified in its charter)

          Maryland                                        52-6053341
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

       7501 Wisconsin Avenue
       Bethesda, Maryland                                      20814
(Address of Principal Executive Offices)                    (Zip Code)

             Notes Due from One Year to Ten Years from Date of Issue

     -----------------------------------------------------------------------

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

        a) Name and address of each examining or supervising authority to which it is subject.
                Comptroller of the Currency
                Washington, D.C.

        b) Whether it is authorized to exercise corporate trust powers.
                Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
           None

Items 3-15 The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16.      LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

        1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

        2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

        3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

        4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

        7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

        8. Not applicable.

        9. Not applicable.

                                   SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 13/th/ day of March, 2003.

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                      By:  /s/ Rouba Fakih
                           -------------------------
                           Name: Rouba Fakih
                           Title: Vice President

Exhibit 7

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                        ARTICLE FIFTEEN As of 12/31/2002


                                    ($000's)

                                                                12/31/2002
                                                             -----------------
Assets
   Cash and Due From Depository Institutions                     $356,892
   Fixed Assets                                                       629
   Intangible Assets                                              142,154
   Other Assets                                                    18,881
                                                             -----------------
      Total Assets                                               $518,556

Liabilities

   Other Liabilities                                             $ 13,530
                                                             -----------------
   Total Liabilities                                             $ 13,530

Equity
   Common and Preferred Stock                                    $  1,000
   Surplus                                                        505,932
   Undivided Profits                                               (1,906)
                                                             -----------------
      Total Equity Capital                                       $505,026

Total Liabilities and Equity Capital                             $518,556

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By: /s/ Rouba Fakih
    ----------------------
    Name: Rouba Fakih
    Title: Vice President

Date: March 13, 2003